Exhibit 32.2
Certification  Pursuant  To 18 U.S.C.  Section  1350,  As Adopted  Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-QSB of Liska Biometry, Inc. (the "Company") for the quarterly period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Manoj Hippola, Chief Financial Officer of the Company, certify, to my best knowledge and belief, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:   /s/ Manoj Hippola
   ------------------------
      Manoj Hippola
      CFO

Dated:  May 13, 2004


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